EXHIBIT 21
                     SUBSIDIARIES OF INTER-TEL, INCORPORATED

         Listed below are all the subsidiaries of Inter-Tel, Incorporated, as well as the jurisdiction under the laws of which each was organized, and the percentage of the outstanding voting stock of each owned by Inter-Tel, Incorporated.

                                                                    PERCENTAGE        STATE OR
                                                                     OF VOTING      JURISDICTION
NAME                                                                STOCK OWNED    OF ORGANIZATION
----                                                                -----------    ---------------
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Inter-Tel Integrated Systems, Inc.                                      100%       Arizona
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Inter-Tel Technologies, Inc.                                            100%       Arizona
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Inter-Tel Leasing, Inc.                                                 100%       Arizona
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Inter-Tel.NET Inc.                                                      96.2%      Nevada
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Inter-Tel Software and Services, Inc.                                   100%       Arizona
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Inter-Tel Midwest, Inc.                                                 100%       Delaware
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Inter-Tel Incorporated-New Jersey                                       100%       Delaware
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Inter-Tel NetSolutions, Inc.                                            100%       Texas
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Inter-Tel DataCom, Inc.                                                 100%       Delaware
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Southwest Telephone Systems, Inc.                                       100%       New Mexico
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American Telcom Corp. of Georgia, Inc.                                  100%       Georgia
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Access West, Inc.                                                       100%       Delaware
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Inter-Tel Integrated Systems (UK), Ltd.                                 100%       United Kingdom
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Inter-Tel Japan, Inc.                                                   100%       Japan
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Tri-Com Communications, Inc.                                            100%       North Carolina
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Florida Telephone Systems, Inc.                                         100%       Florida
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NTL Corporation dba ComNet of Ohio                                      100%       Ohio
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Integrated Telecom Services Corporation                                 100%       Kentucky
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Telephone Corporation of America, Inc. (Telcoa)                         100%       Maryland
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Intercomm Americas, Inc.                                                100%       Delaware
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TDI Services Corporation, Technology Dynamics for the 21st Century      100%       Virginia
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Executone Inter-Tel Business Information Systems, Inc.                  100%       Arizona
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


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